OPTIMA STRATEGIC CREDIT FUND
PORTFOLIO OF INVESTMENTS
NOVEMBER 30, 2022 (UNAUDITED)

	COUPON*	MATURITY DATE	PAR (000's)	VALUE
SHORT-TERM INVESTMENTS — 89.4%
U.S. TREASURY OBLIGATIONS — 87.1%
United States Treasury Bill	2.521%	12/29/22	$2,500	$2,492,634
United States Treasury Bill	4.117%	01/26/23	1,000	993,708
United States Treasury Bill	2.955%	02/02/23	7,000	6,950,767
United States Treasury Bill(a)	1.486%	02/23/23	7,000	6,932,507
United States Treasury Bill	1.626%	03/23/23	13,000	12,829,618
United States Treasury Bill	3.947%	03/30/23	8,000	7,889,380
United States Treasury Bill	4.154%	04/06/23	1,000	985,443
United States Treasury Bill	2.864%	06/15/23	5,000	4,881,508
United States Treasury Bill	3.244%	08/10/23	1,000	969,276
TOTAL U.S. TREASURY OBLIGATIONS				44,924,841
(Cost $45,156,397)
			NUMBER OF SHARES
			(000's)
MONEY MARKET DEPOSIT ACCOUNT — 2.3%
U.S. Bank Money Market Deposit Account, 3.50% (b)			1,189	1,189,231
TOTAL MONEY MARKET DEPOSIT ACCOUNT
(Cost $1,189,231)				1,189,231

TOTAL SHORT-TERM INVESTMENTS - 89.4%
(Cost $46,345,628)				46,114,072
OTHER ASSETS IN EXCESS OF LIABILITIES — 10.6%				5,477,794
NET ASSETS — 100.0%				$51,591,866

* Short-term investments’ coupon reflects the annualized yield on the date of purchase for discounted investments.
(a)	As of November 30, 2022 a portion of the security is held as collateral in the amount of $5,942,145.
(b) The rate shown is as of November 30, 2022.

The accompanying notes are an integral part of the portfolio of investments.

OPTIMA STRATEGIC CREDIT FUND
SCHEDULE OF CENTRALLY CLEARED CREDIT DEFAULT SWAPS
November 30, 2022 (Unaudited)

			Pay
	Reference		Fixed	Termination	Payment	Notional		Premium	Unrealized
Counterparty	Entity	Protection	Rate	Date	Frequency	Amount	Value	Received	Appreciation
Wells Fargo	Markit CDX North Amercian High Yield	Sell	5.000%	12/20/2027	Quarterly	21,000,000	$590,439	$322,427	$79,540
Total Credit Default Swap Contracts							$590,439	$322,427	$79,540

OPTIMA STRATEGIC CREDIT FUND
NOTES TO PORTFOLIO OF INVESTMENTS
November 30, 2022 (UNAUDITED)

PORTFOLIO VALUATION — The Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by the Fund are valued using the closing price or the last sales price on a national securities exchange or the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system where they are primarily traded. Fixed income securities are valued using an independent pricing service, which considers such factors as security prices, yields, maturities and ratings, and are deemed representative of market values at the close of the market. Investments in other open-end investment companies are valued based on the NAV of those investment companies (which may use fair value pricing as discussed in their prospectuses). Forward currency exchange contracts are valued by interpolating between spot and forward currency rates as quoted by an independent pricing service. Futures contracts are generally valued using the settlement price determined by the relevant exchange. If market quotations are unavailable or deemed unreliable, securities will be valued in accordance with procedures adopted by the RBB, Fund, Inc.’s Board of Directors (the “Board”). Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments.

FAIR VALUE MEASUREMENTS — The inputs and valuation techniques used to measure the fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

• Level 1 – Prices are determined using quoted prices in active markets for identical securities.

• Level 2 – Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

• Level 3 – Prices are determined using significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of November 30, 2022, in valuing the Fund’s investments carried at fair value:

	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
OPTIMA STRATEGIC CREDIT FUND
Short-Term Investments	46,114,072	1,189,231	44,924,841	–
Unrealized appreciation on swap contracts	79,540	–	79,540	–
Total Assets*	$46,193,612	$1,189,231	$45,004,381	$–

* Please refer to Portfolio of Investments for further details.
** Value equals zero as of the end of the reporting period.

At the end of each quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) requires the Fund to present a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. Transfers in and out between levels are based on values at the end of the period. A reconciliation of Level 3 investments is presented only when the Fund had an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for Level 3 transfers are disclosed if the Fund had an amount of total transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period.

For the period ended November 30, 2022, the Fund had no Level 3 transfers.

For more information with regard to significant accounting policies, see the most recent annual report or prospectus filed with the Securities and Exchange Commission.